BlackRock Global Value Fund, Inc.
Supplement dated December 7, 2006
to the Prospectus dated October 2, 2006, as supplemented on October 3, 2006

The Board of Directors of BlackRock Global Value Fund,
Inc. (the "Fund") has approved an Agreement and Plan of Reorganization (the "Agreement and Plan")
 providing for the acquisition by BlackRock Global
Dynamic Equity Fund ("BR Global Dynamic Equity") of substantially all of the assets and the assumption of certain stated liabilities of the Fund in exchange for newly issued shares of beneficial interest of BR Global Dynamic Equity (the "Reorganization").
After the completion of the Reorganization, the Fund will be dissolved as a corporation under
 Maryland law and deregistered as an investment company under the Investment Company Act of 1940, as amended.
The Agreement and Plan is subject to approval by the stockholders of the Fund.
The Agreement and Plan provides that, if the Reorganization takes place, Fund stockholders will receive shares of
 BR Global Dynamic Equity with the same class designation with an aggregate net asset value at the closing of the Reorganization equal to the net asset value of the shares of the Fund held immediately prior to the Reorganization.
A special meeting of stockholders of the Fund to consider approval or disapproval of the Agreement and Plan is expected to be held on March 19, 2007. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place during the second calendar quarter of 2007.
Code #19001 - 1206SUP